UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 16, 2005
Asyst Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

California	000-22430	94-2942251
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

48761 Kato Road, Fremont, California	94538
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (510) 661-5000

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     The Change-in-Control Agreement, dated October 20, 2003, between Asyst and Stephen S. Schwartz, Asyst’s Chairman, Chief Executive Officer and President, has expired by its terms. On December 16, 2005, the Company amended the agreement to extend its term for a period of up to three years after October 20, 2005. All other terms of the agreement remain unchanged. A copy of that amendment is attached as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibit.
     99.1 First Amendment to Change-In-Control Agreement between the Company and Stephen S. Schwartz, dated as of December 16, 2005.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASYST TECHNOLOGIES, INC.
Date: December 16, 2005	By:	/s/ Steve Debenham
Steve Debenham
Vice President, Secretary, and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description
99.1	First Amendment to Change-In-Control Agreement between the Company and Stephen S. Schwartz, dated as of December 16, 2005